PRINCETON LONG/SHORT TREASURY FUND

Class A	Ticker:	PTAAX
Class I	Ticker:	PTAIX

a Series of Northern Lights Fund Trust

Supplement dated March 28, 2017 to the

Prospectus dated December 14, 2016

The first paragraph of the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objectives primarily through exposure to long and short futures contracts on longer-term US Treasury securities (securities with maturities of 6 years or longer). The Fund may achieve such exposure to US Treasury futures by investing in a commodity pool that invests in such futures contracts or by entering into a swap or option with a counterparty on the returns of the commodity pool. The Fund may directly invest up to 25% of its total assets in commodity pools.

* * * * * *

This Supplement, and the Prospectus and Statement of Additional Information, both dated December 14, 2016, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling the Fund at 1-888-868-9501.

Please retain this Supplement for future reference.